UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2021

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	International Business Machines Corporation (IBM) held its Annual Meeting of Stockholders on April 27, 2021. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 8, 2021, the relevant portions of which are incorporated herein by reference.

(b)	Election of Directors for a Term of One Year:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
T. Buberl	508,580,395	17,976,394	4,792,895	146,557,070
M.L. Eskew	462,071,318	64,523,627	4,754,739	146,557,070
D.N. Farr	515,509,555	11,047,814	4,792,315	146,557,070
A. Gorsky	454,718,482	71,859,667	4,771,535	146,557,070
M. Howard	511,498,578	15,523,969	4,327,137	146,557,070
A. Krishna	482,102,836	42,934,163	6,312,685	146,557,070
A.N. Liveris	503,402,780	23,080,544	4,866,360	146,557,070
F.W. McNabb III	509,612,185	10,326,793	11,410,706	146,557,070
M.E. Pollack	511,853,604	15,269,577	4,226,503	146,557,070
J.R. Swedish	508,153,691	18,303,533	4,892,460	146,557,070
P.R. Voser	515,033,047	11,334,360	4,982,277	146,557,070
F.H. Waddell	481,142,123	45,312,129	4,895,432	146,557,070

Ratification of Appointment of Independent Registered Public Accounting Firm:

For	644,985,562	95.7%
Against	28,790,232	4.3%
Abstain	4,130,960

Management Proposal on Advisory Vote on Executive Compensation (Say on Pay):

For	254,703,735	48.7%
Against	268,597,887	51.3%
Abstain	8,048,062
Broker Non-Votes	146,557,070

Stockholder Proposal to Have an Independent Board Chairman:

For	219,851,444	41.9%
Against	304,733,488	58.1%
Abstain	6,764,752
Broker Non-Votes	146,557,070

Stockholder Proposal on the Right to Act by Written Consent:

For	201,858,219	38.6%
Against	320,661,288	61.4%
Abstain	8,830,177
Broker Non-Votes	146,557,070

Stockholder Proposal Requesting the Company Publish Annually a Report Assessing its Diversity, Equity and Inclusion Efforts:

For	491,258,952	94.3%
Against	29,652,767	5.7%
Abstain	10,437,965
Broker Non-Votes	146,557,070

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 30, 2021

	By:	/s/ Frank Sedlarcik
Frank Sedlarcik
Vice President, Assistant General Counsel and Secretary

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